DECOMMISSIONING LIABILITIES	12 Months Ended
Dec. 31, 2017
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING LIABILITIES
DECOMMISSIONING LIABILITIES
The Company’s decommissioning liabilities result from net ownership interests in petroleum and natural gas assets including well sites, gathering systems and processing facilities. At December 31, 2017, the Company estimated the total undiscounted amount of cash flows required to settle its decommissioning liabilities to be approximately $94.6 million (2016: $97.9 million) which will be incurred between 2018 and 2066. A risk-free rate between 1.66% and 2.20% (2016: 0.83% and 2.34%) and an inflation rate of 2.0% (2016: 2.0%) were used to calculate the fair value of the decommissioning liabilities as at December 31, 2017.

($000s)	2017	2016
Balance, beginning of year	$62,844	$96,423
Incurred on development activities	1,501	911
Acquired through business combinations	—	552
Revisions on estimates	3,210	(2,292)
Decommissioning costs incurred	(2,758)	(2,927)
Reversed on dispositions	(5,473)	(31,536)
Accretion expense	1,287	1,713
Balance, end of year	$60,611	$62,844

The $3.2 million increase in decommissioning liabilities between December 31, 2017 and December 31, 2016 resulting from revisions on estimates were primarily due to decreased market interest rates which decreases the discount rates applied to the valuation of the liabilities. In addition, changes to estimates also resulted from the revisions to timing and amounts of future decommissioning cash flows for certain wells and facilities made to better reflect anticipated abandonment timelines and future cash outlays.